UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2010

Six Flags Entertainment Corporation

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(I.R.S. Employer Identification No.)

924 Avenue J East Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 595-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K with respect to Al Weber, Jr.’s, John M Duffey’s and Lance C. Balk’s employment agreements is hereby incorporated into this Item 1.01 by reference.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2010, Six Flags Entertainment Corporation (the “Company”) and Al Weber, Jr., the Company’s Chief Operating Officer entered in to Amendment No. 1 to the Employment Agreement between the Company and Mr. Weber (the “Weber Amendment”).  Pursuant to the Weber Amendment, Mr. Weber’s salary was increased to $800,000 per year, and Mr. Weber was awarded an additional 64,286 options to purchase shares of the Company’s common stock in accordance with a nonqualified stock option agreement under the Company’s 2010 Long-Term Incentive Plan, which will vest in equal amounts upon each of the first four anniversaries of the date of the Weber Amendment.

On September 7, 2010, the Company appointed John M. Duffey, 49, as the Company’s Executive Vice President and Chief Financial Officer.  Mr. Duffey previously served as Executive Vice President and Chief Integration Officer of Siemens Healthcare Diagnostics from November 2007 to January 2010.  Prior to Dade Behring’s acquisition by Siemens AG, Mr. Duffey served as the Executive Vice President and Chief Financial Officer of Dade Behring, Inc., from 2001 to November 2007.  Mr. Duffey is a director of the Chicago Foglia YMCA and Little City Foundation.  Mr. Duffey holds a Bachelor of Arts degree in Accounting from Michigan State University.

Pursuant to an employment agreement between the Company and Mr. Duffey (the “Duffey Employment Agreement”), dated as of September 7, 2010 (the “Duffey Effective Date”), Mr. Duffey’s base salary will be at least $550,000 per year.  Mr. Duffey will be eligible for an annual bonus with a target of 75% of his base salary.  Pursuant to the Duffey Employment Agreement, upon the Duffey Effective Date, Mr. Duffey was granted 21,429 restricted shares of common stock of the Company in accordance with a restricted shares agreement, under the Company’s 2010 Long-Term Incentive Plan, 25% of which vest in equal amounts upon each of the first four anniversaries of the Duffey Effective Date.  Mr. Duffey also was granted on the Duffey Effective Date options to purchase 150,000 shares of the Company’s common stock in accordance with a nonqualified stock option agreement under the Company’s 2010 Long-Term Incentive Plan, which will vest in equal amounts upon each of the first four anniversaries of the Duffey Effective Date.  In addition, Mr. Duffey is entitled to a separate grant of restricted stock units equal to up to 50,000 shares of common stock of the Company based on the achievement of certain EBITDA targets by the Company.  Mr. Duffey is also entitled to participate in or receive benefits under the employee benefit programs of the Company, including the Company’s life, health and disability programs, as well as to receive reimbursement of certain expenses incurred during his employment.

The Duffey Employment Agreement also contains customary non-competition, indemnification, confidentiality and proprietary information provisions.

On September 7, 2010, the Company appointed Lance C. Balk, 52, as the Company’s Executive Vice President and General Counsel.  Mr. Balk previously served as Senior Vice President and General Counsel of Siemens Healthcare Diagnostics (and a predecessor company, Dade Behring) from May 2006 to January 2010.  Before joining Dade Behring, Mr. Balk was a partner at Kirkland & Ellis LLP, which he joined in 1984, and where he co-founded the firm’s New York corporate and securities practices.  Mr. Balk is a director and member of the Nominating and Governance Committee of Belden Inc. and is a former member of its Compensation Committee.  He is also a director and member of the Audit Committee of TomoTherapy Inc.  Mr. Balk holds a law degree and a Master of Business Administration degree from the University of Chicago and a Bachelor of Arts degree in Philosophy from Northwestern University.

Pursuant to an employment agreement between the Company and Mr. Balk (the “Balk Employment Agreement”), dated as of September 7, 2010 (the “Balk Effective Date”), Mr. Balk’s base salary will be at least $500,000 per year.  Mr. Balk will be eligible for an annual bonus with a target of 75% of his base salary.  Pursuant to the Balk Employment Agreement, upon the Balk Effective Date, Mr. Balk was granted 20,000 restricted shares of common stock of the Company in accordance with a restricted shares agreement, under the Company’s 2010 Long-

Term Incentive Plan, 25% of which vest in equal amounts upon each of the first four anniversaries of the Balk Effective Date.  Mr. Balk also was granted on the Balk Effective Date options to purchase 80,000 shares of the Company’s common stock in accordance with a nonqualified stock option agreement under the Company’s 2010 Long-Term Incentive Plan, which will vest in equal amounts upon each of the first four anniversaries of the Balk Effective Date.  In addition, Mr. Balk is entitled to a separate grant of restricted stock units equal to up to 20,000 shares of common stock of the Company based on the achievement of certain EBITDA targets by the Company.  Mr. Balk is also entitled to participate in or receive benefits under the employee benefit programs of the Company, including the Company’s life, health and disability programs, as well as to receive reimbursement of certain expenses incurred during his employment.

The Balk Employment Agreement also contains customary non-competition, indemnification, confidentiality and proprietary information provisions.

The foregoing descriptions of the Weber Amendment, the Duffey Employment Agreement and the Balk Employment Agreement do not purport to be complete and are qualified in their entirety by the text of the Agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

On September 7, 2010, the Company terminated Jeff Speed’s employment as Executive Vice President and Chief Financial Officer, without cause, as that term is defined in Mr. Speed’s employment agreement with the Company. On or about September 2, 2010, Mr. Speed filed with the American Arbitration Association a Statement of Claim and Demand for Arbitration against Six Flags Entertainment Corp., Six Flags, Inc., Six Flags Operations Inc., and Six Flags Theme Parks Inc. as Respondents.  Mr. Speed’s arbitration action asserts various claims relating to and arising out of his employment agreement with the Company.  The Company and all of the Respondents deny Mr. Speed’s allegations and intend to defend the arbitration action vigorously. David Kyle Bradshaw, the Company’s Senior Vice President- Finance and Chief Accounting Officer was also terminated on September 7, 2010.

On September 7, 2010, the Company issued a press release announcing the departure of Mr. Speed and the appointments of Mr. Duffey and Mr. Balk, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.                  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 to the Employment Agreement, by and between Al Weber, Jr. and Six Flags Entertainment Corporation, dated May 11, 2010, dated September 7, 2010.

10.2	Employment Agreement, by and between John M. Duffey and Six Flags Entertainment Corporation, dated September 7, 2010.

10.3	Employment Agreement, by and between Lance C. Balk and Six Flags Entertainment Corporation, dated September 7, 2010.

99.1	Press Release, dated September 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

Date: September 13, 2010	By:	/s/ Lance C. Balk
Name: Lance C. Balk
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 to the Employment Agreement, by and between Al Weber, Jr. and Six Flags Entertainment Corporation, dated May 11, 2010, dated September 7, 2010.

10.2	Employment Agreement, by and between John M. Duffey and Six Flags Entertainment Corporation, dated September 7, 2010.

10.3	Employment Agreement, by and between Lance C. Balk and Six Flags Entertainment Corporation, dated September 7, 2010.

99.1	Press Release, dated September 7, 2010.